                                   APPENDIX A
                                   ----------

                                FORM OF WARRANT

   THE WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF VARIOUS STATES AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR IN A
 TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS.


                              DIGEX, INCORPORATED

                                    WARRANT

                       TO PURCHASE SHARES OF COMMON STOCK



          This Warrant evidences the right of Blue Chip Capital Fund Limited Partnership (the "Holder"), to purchase the number of shares of common stock, par value $0.01 per share (the "Common Stock"), of DIGEX, Incorporated, a Maryland corporation (the "Company"), as provided in Section 2 hereof.

          Section 1.  Grant.
                      -----

          The Holder is hereby granted the right (collectively, the "Purchase Rights"), in accordance with the terms and conditions of this Warrant, during the Exercise Period (as defined in Section 3), to purchase from the Company that number of fully paid and non-assessable shares of Common Stock set forth in
Section 2 hereof, at the Exercise Price (as defined in Section 5), upon delivery of this Warrant to the Company with the subscription form described in Section 4 hereof, duly executed, and upon tender of the Exercise Price for the shares of Common Stock to be purchased.

          Section 2.  Number of Shares of Common Stock Purchasable.
                      ---------------------------------------------
                  Section 2.1. Subject to the provisions of this Section 2, this Warrant entitles the Holder to purchase from time to time __________ shares of Common Stock (the "Warrant Shares").

                  Section 2.2. If prior to the expiration of these Purchase Rights by exercise or by the terms of this Warrant, the Company shall undertake any reclassification, stock split, reverse stock split, stock dividend or any similar proportionately-applied change (collectively, a "Reclassification") of outstanding shares of Common Stock (other than a change in, of, or from par value), the Holder shall thereafter be entitled, upon exercise of this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such Reclassification by a holder of the number of shares of Common Stock which this Warrant entitles the Holder hereof to purchase immediately prior to such Reclassification.

                  Section 2.3. In case, prior to the expiration of these Purchase Rights by exercise or by the terms of this Warrant, the Company shall consolidate or merge with, or convey all, or substantially all, of its property or assets to, any other corporation or corporations, then, as a condition precedent to such consolidation, merger, or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive from the Company or the successor corporation, as the case may be, upon the basis and upon the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of the Purchase Rights, such shares of stock, securities, or assets as the holder hereof would have been entitled to receive had this Warrant been exercised in full immediately prior to such event. It shall be a condition of such consolidation, merger, or conveyance that the Company and/or each successor corporation, as the case may be, shall assume in manner and form reasonably satisfactory to the Holder the obligation to deliver to the Holder, upon the exercise of the Purchase Rights, such shares of stock, securities, or assets as, in accordance with the provisions of this Warrant, shall have been provided for that purpose.

          Section 3.  Exercise Period; Registration Statement Notice
                      ----------------------------------------------
                  Section 3.1. The Purchase Rights represented hereby shall be exercisable in whole or in part from time to time at any time on or prior to October 31, 2002, (the "Exercise Period").

                  Section 3.2. The Company shall give the Holder written notice, at the address of the Holder set forth on the Company's books, not less than thirty (30) days prior to the filing of any registration statement with respect to a public offering of the Common Stock of the Company.

          Section 4.  Method of Exercise.
                      -------------------

          The Purchase Rights represented by this Warrant are exercisable upon the terms and conditions set forth herein at the option of the Holder in whole at any time and in part from time to time during the Exercise Period, upon the delivery of a notice to the Company's principal office, in the form attached hereto and made a part hereof as Exhibit 1, to the Company with such notice duly
                                 ---------
executed and upon payment of the Exercise Price by the Holder either (i) in cash or bank cashier's or certified check or (ii) by the Company issuing shares of Common Stock on a "net issuance" basis (i.e., a number of shares issuable upon such exercise shall be reduced by the number of shares of Common Stock equal to (x) the aggregate Exercise Price required to be paid by the holder for the issuance of such shares, divided by (y) the fair market value of
                                        ----------
one share of Common Stock as of such date (determined by the Board of Directors of the Company in good faith)). The Purchase Rights shall be deemed to have been exercised, and the Holder shall be deemed to have become a stockholder of record of the Company for the purposes of receiving dividends and for all other purposes whatsoever with respect to the shares of Common Stock so purchased, as of the date of delivery of such notice accompanied by tender of the Exercise Price.

          Section 5.  Exercise Price.
                      ---------------
          The Exercise Price for the shares of Common Stock issuable to the Holder hereunder is $__________ per share of Common Stock (the "Exercise Price").

          Section 6.  Company's Warranties and Covenants as to Capital Stock.
                      -------------------------------------------------------

          The Company has taken all action necessary and appropriate to properly authorize and issue those shares of Common Stock issuable to the Holder pursuant to this Warrant including an authorization of issuance and setting of price.
The Common Stock deliverable on the exercise of the Purchase Rights represented hereby shall, when issued, be duly and validly issued, fully paid and nonassessable. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all dividend, conversion and purchase rights of all outstanding convertible securities and warrants.

          Section 7.  Transfer.
                      ---------

          The Purchase Rights shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose. The Purchase Rights shall be transferable on said books, in whole or in part, by the Holder in person or by duly authorized attorney upon surrender of this Warrant properly endorsed. The Company agrees that, while the Purchase Rights remain valid and outstanding its stock transfer books shall not be closed for any purpose whatsoever except under arrangements which shall ensure to persons exercising warrants or applying for transfer of stock all rights and privileges which they might have had or received if the stock transfer books had not been closed and they had exercised their Purchase Rights at any time during which such transfer book shall have been opened.

          Section 8.  Charges, Taxes and Expenses.
                      ----------------------------

          Issuance of certificates for shares of Common Stock issuable upon the exercise of this Warrant or any portion thereof shall be made without charge to the Holder hereof for any issue taxes or any other incidental expenses in respect of the issuance of such certificates to and in the name of the registered Holder of this Warrant, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant. Certificates will be issued in a name other than that of the Holder upon the request of a Holder and payment by the Holder of any applicable transfer taxes and compliance with all applicable securities laws.

          Section 9.  Exchange For Other Denominations.
                      ---------------------------------

          This Warrant is exchangeable for new certificates of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the Holder at the time of surrender. In the event of the purchase, at any time prior to the expiration of the Exercise Period, of less than all of the shares of Common Stock purchasable hereunder, the Company will cancel this Warrant upon surrender thereof, and will forthwith execute and deliver to the Holder hereof a new warrant of like tenor and date for the balance of the shares purchasable hereunder.

          Section 10. Loss, Theft, Destruction or Mutilation of Warrant.
                      -------------------------------------------------
          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant.

          Section 11. Remedies.
                      --------

          The Company acknowledges and agrees that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          Section 12. Miscellaneous.
                      -------------

          This Warrant shall be binding upon the Company's successors. This Warrant shall be governed, construed and enforced in accordance with the laws of the State of Maryland. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, under seal and delivered on its behalf this ____ day of October, 1996.


ATTEST:                                      DIGEX, INCORPORATED


By:                                          By:
   ------------------------------               -----------------------------
   Name:                                        Name:
   Title:                                       Title:

                                                                       EXHIBIT I
                                                                       ---------

                   EXERCISE OF OPTION TO PURCHASE PURSUANT TO

                             ATTACHED STOCK WARRANT


                                                        ________________, 19____


To ________________________:

          The undersigned, the Holder of record of the attached Warrant of DIGEX, INCORPORATED, hereby exercises the Purchase Rights evidenced by the attached Warrant to purchase upon the terms set forth in such Warrant shares of Common Stock, which constitutes all [or a portion] of the shares of Common Stock issuable pursuant to the Purchase Rights represented by such Warrant of DIGEX, INCORPORATED, and hereby tenders payment of the Exercise Price as determined by the Warrant.


                              By:_______________________________________
                              Name:
                              Title: